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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [x] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Palmer Wireless, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                             PALMER WIRELESS, INC.
                             12800 UNIVERSITY DRIVE
                           FORT MYERS, FLORIDA 33907
                                 (941) 433-4350

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 1997

                                                     August 22, 1997

Dear Stockholder:

               This letter notifies you that the upcoming special meeting of stockholders of Palmer Wireless, originally scheduled for September 10, 1997 at 9:00 a.m., has been rescheduled for September 12, 1997 at 9:00 a.m. The special meeting will be held at Palmer Wireless' headquarters, 12800 University Drive, Fort Myers, Florida.

               The matters to be voted on at the special meeting will include
(i) a proposal to approve an Agreement and Plan of Merger dated as of May 23, 1997, among Palmer Wireless, Price Communications Corporation and a subsidiary of Price Communications ("Merger Sub"), pursuant to which Merger Sub will merge with and into Palmer Wireless with Palmer Wireless surviving as "Price Communications Wireless, Inc." and stockholders will receive $17.50 in cash for each share of common stock of Palmer Wireless, and (ii) any other matters that may be properly brought before the meeting.

               You are urged to read the proxy statement distributed to stockholders on August 13, 1997, which will serve as the proxy statement for the rescheduled special meeting. The proxy card which was distributed with that proxy statement will be valid for use at the rescheduled stockholders' meeting. Whether or not you plan to attend the special meeting, please complete, date, sign and return the proxy card in the envelope which accompanied the proxy materials distributed on August 13, 1997. In the event that you would like a new proxy statement or proxy card, you may obtain those materials by delivering a written request to the Secretary of Palmer Wireless at the address set forth above.

               A stockholder may revoke a proxy at any time prior to the special meeting by delivering a written notice of revocation to the Secretary of Palmer Wireless at the address set forth above. A stockholder may also deliver a later dated proxy to Palmer Wireless prior to the special meeting or attend the special meeting and vote in person.

                                              By Order of the Board of
                                              Directors,

                                              /s/ WILLIAM J. RYAN

                                              William J. Ryan
                                              President and Chief Executive
                                              Officer